UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 6, 2004

                          IR BIOSCIENCES HOLDINGS, INC.
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


       DELAWARE                      033-05384                 13-3301899
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                            IDENTIFICATION NO.)


                      8655 EAST VIA DE VENTURA, SUITE E-155
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                            SCOTTSDALE, ARIZONA 85258
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (480) 922-3926
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.     OTHER EVENTS.

            On April 6, 2004, IR Biosciences Holdings, Inc. (the "Registrant") issued a press release announcing a two-for-one forward split of its common stock, which was effective as of the opening of the markets on April 6, 2004. In connection with the forward stock split, the Registrant's trading symbol on the Over-the-Counter Bulletin Board changed from "IRBH" to "IRBO." A copy of the press release is attached as Exhibit 99.1 to this report.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   Exhibits:

            99.1 Press Release dated April 6, 2004 announcing the Registrant's two-for-one forward split of its common stock.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              IR BIOSCIENCES HOLDINGS, INC.


                                              By: /s/ Michael Wilhelm
                                                 -----------------------------
                                                 Michael Wilhelm, President

Dated:  April 7, 2004

                                  EXHIBIT INDEX

            99.1 Press Release dated April 6, 2004 announcing the Registrant's two-for-one forward split of its common stock.